UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  April 28, 2015

(Date of earliest event reported)

INTERNATIONAL BUSINESS MACHINES CORPORATION

(Exact name of registrant as specified in its charter)

New York	1-2360	13-0871985
(State of Incorporation)	(Commission File Number)	(IRS employer Identification No.)

ARMONK, NEW YORK	10504
(Address of principal executive offices)	(Zip Code)

914-499-1900

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

International Business Machines Corporation (IBM) held its Annual Meeting of Stockholders on April 28, 2015. Below are the final voting results. For more information on the following proposals, see IBM’s proxy statement dated March 9, 2015, the relevant portions of which are incorporated herein by reference.

• The stockholders elected each of the fourteen nominees to the Board of Directors for a one-year term by a majority of the votes  cast:

DIRECTOR	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
A.J.P. Belda	602,461,637	20,243,344	5,967,016	166,640,169
W.R. Brody	607,109,725	16,069,250	5,493,227	166,640,169
K.I. Chenault	599,412,555	23,705,690	5,553,905	166,640,169
M.L. Eskew	561,662,854	61,447,247	5,558,940	166,640,169
D.N. Farr	611,857,336	11,266,667	5,540,017	166,640,169
A. Gorsky	608,209,462	14,849,566	5,613,190	166,640,169
S.A. Jackson	568,626,064	53,954,241	6,088,456	166,640,169
A.N. Liveris	604,344,663	18,784,662	5,542,449	166,640,169
W.J. McNerney, Jr.	600,997,418	22,259,286	5,415,017	166,640,169
J.W. Owens	612,016,609	11,147,135	5,508,206	166,640,169
V.M. Rometty	589,753,706	31,574,578	7,340,744	166,640,169
J.E. Spero	608,251,496	14,937,649	5,480,569	166,640,169
S. Taurel	608,217,136	14,774,021	5,680,961	166,640,169
P.R. Voser	607,055,749	15,921,601	5,694,673	166,640,169

• The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Independent Registered Public Accounting Firm for the company:

For	778,839,954	98.54%
Against	11,515,058	1.46%
Abstain	4,953,300

• Advisory Vote on Executive Compensation:

For	580,516,588	93.65%
Against	39,376,657	6.35%
Abstain	8,775,532
Broker Non-Votes	166,640,169

• Stockholder Proposal for Disclosure of Lobbying Policies and Practices:

For	133,564,914	22.44%
Against	461,724,244	77.56%
Abstain	33,374,350
Broker Non-Votes	166,640,169

• Stockholder Proposal on the Right to Act by Written Consent:

For	192,776,015	31.14%
Against	426,335,306	68.86%
Abstain	9,559,577
Broker Non-Votes	166,640,169

• Stockholder Proposal to Limit Accelerated Executive Pay:

For	181,651,778	29.26%
Against	439,078,683	70.74%
Abstain	7,940,045
Broker Non-Votes	166,640,169

• Stockholder Proposal on Establishing a Public Policy Committee:

For	29,669,123	4.95%
Against	569,817,501	95.05%
Abstain	29,174,498
Broker Non-Votes	166,640,169

IBM’s web site (www.ibm.com) contains a significant amount of information about IBM, including financial and other information for investors (www.ibm.com/investor/). IBM encourages investors to visit its various web sites from time to time, as information is updated and new information is posted.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: May 1, 2015

	By:	/s/ Christina M. Montgomery
Christina M. Montgomery
Vice President and Secretary